                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
     12

                            PREMIER CONCEPTS, INC.
               -------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

         Neuman & Drennen, 1507 Pine Street, Boulder, Colorado  80302
        ---------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) & 0-11.
    1)  Title of each class of securities to which transaction applies:
        ___________________________________________________________________
    2)  Aggregate number of securities to which transaction applies:
        ___________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ___________________________________________________________________
    4)  Proposed maximum aggregate value of transaction: __________________
    5)  Total fee paid: ___________________________________________________

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:  __________________________________________
    2)  Form, Schedule or Registration Statement No.: _____________________
    3)  Filing Party: _____________________________________________________
    4)  Date Filed: _______________________________________________________

                            PREMIER CONCEPTS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 21, 1999


The Annual Meeting of Shareholders of Premier Concepts, Inc. ("Premier" or the "Company") will be held at the principal executive offices of the Company, 3033 South Parker Road, Suite 120, Aurora, Colorado 80014 on January 21, 1999 at 10:00 o'clock a.m. for the purpose of considering and voting upon the following:

     1. To elect four (4) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

     2. To increase the number of shares which may be issued pursuant to the execution of options granted under the Company's Incentive Stock Option Plan by an additional 100,000 shares.

     3. To adopt and approve a one-for-two (1-for-2) reverse split of the issued and outstanding shares of the Company's Common Stock, and issued and outstanding options, warrants and other rights convertible into shares of Company Common Stock, at the Company's discretion in the future and subject to the Company's determination.

     4. Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of Premier Common Stock of record at the close of business on December 10, 1998 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended January 25, 1998, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.

                                        PREMIER CONCEPTS, INC.



                                        -------------------------------------
                                        Todd Huss, Secretary

                            PREMIER CONCEPTS, INC.

                       3033 South Parker Road, Suite 120
                            Aurora, Colorado 80014

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

     We are furnishing this Proxy Statement to you, as a shareholder of Premier Concepts, Inc. (the "Company") in connection with our solicitation of proxies to be used at the Company's Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held on January 21, 1999, at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof. When you properly execute and return the accompanying proxy, the shares of common stock it represents will be voted at the Meeting and, where you specify a choice on the proxy, will be voted in accordance with your specifications. If you do not specify a choice on the proxy, the shares it represents will be voted FOR the election of four
(4) Directors of the Company, FOR the proposal of our Board of Directors to increase the number of shares which we may issue pursuant to the exercise of options granted under the our Stock Incentive Plan by an additional 100,000 shares, FOR the adoption and approval of a one-for-two (1-for-2) reverse split of the issued and outstanding shares of our Common Stock, and issued and outstanding options, warrants and other rights convertible into shares of Common Stock, at our discretion in the future and subject to our determination, and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

     YOU MAY REVOKE YOUR PROXY AND RECLAIM YOUR RIGHT TO VOTE AT ANY TIME BEFORE YOUR PROXY IS VOTED BY MAILING OR DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY. WE WILL ALSO CONSIDER YOUR PROXY TO HAVE BEEN REVOKED IF WE RECEIVE A PROPERLY SIGNED PROXY THAT IS DATED AFTER AN EARLIER PROXY. YOUR PROXY MAY ALSO BE REVOKED BY REQUEST, IN PERSON, AT THE MEETING. IF YOU DO NOT REVOKE YOUR PROXY, THE SHARES REPRESENTED BY IT WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     We are mailing this Statement on or about December 21, 1998, to our Shareholders eligible to vote at the Meeting. Concurrently with the mailing of this Statement, we are furnishing our Annual Report for our fiscal year ended January 25, 1998.

     We are bearing all costs of soliciting proxies, and expressly reserve the right to solicit proxies otherwise than by mail. We may follow the solicitation of proxies by mail with telephone, telegraph or other personal solicitations of certain Shareholders and brokers which may be conducted by one or more of our Directors or by certain of our officers or employees. We may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, we have not made any contracts or arrangements for such solicitations, hence we cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on December 10, 1998 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of our shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting.
When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of the Record Date, we had outstanding 1,775,025 shares of common stock, $.002 par value ("Common Stock"), with each share being entitled to one vote.


1.   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.
     -----------------------------------------------------------

     This table sets forth, as of the date of this Proxy Statement, and as adjusted for the sale of Option Stock, the stock ownership of each person we know to be the beneficial owner of five (5%) percent or more of our common stock, of all our directors individually and of all our directors and officers as a group. Each person listed below has sole voting and investment power with respect to the shares shown, except as noted.


                                             Shares Beneficially Owned
Name & Address                        --------------------------------------
of Beneficial Owner                       Number                 Percent (1)
---------------------------            -------------           --------------

Sissel B. Greenberg (2)                  111,600                   5.99%
3033 S. Parker Rd., #120
Aurora, CO  80014

Jack Brandon (3)                          15,000                   0.84%
3033 S. Parker Rd., #120
Aurora, CO  80014

William Nandor (4)                        18,000                   1.01%
2698 Gapwall Court
Pleasanton, California 94566

Simona Katz Yuffa (3)                     15,000                   0.84%
3033 S. Parker Rd., #120
Aurora, CO  80014

Todd Huss (5)                             49,000                   2.69%
3033 S. Parker Rd., #120
Aurora, CO  80014

Directors and Officers as                215,656                  11.01%
a Group (5 persons)

----------------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of the date of this Proxy Statement, or within sixty (60) days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by a group.

(2) Includes incentive stock options to purchase 40,000 shares of the Company's common stock at an exercise price of $1.875 per share, 20,000 shares of the Company's common stock at an exercise price of $2.50 per share and 25,000 shares of the Company's Common Stock at an exercise price of $3.25 per share, all of which were granted under the Company's Stock Incentive Plan. Also includes non-qualified stock options to purchase 3,000 shares of the Company's Common Stock at an exercise price of $2.50 per share granted to Ms. Greenberg in return for her agreement to personally guarantee the Company's corporate office lease.

(3) Includes non-qualified stock options exercisable to purchase 5,000 shares of Common stock at an exercise price of $3.25 per share and non-qualified stock options exercisable to purchase 10,000 shares of Common Stock at an exercise price of $3.50 per share, all of which were granted under the Formula Plan for outside Directors adopted by the Company in March, 1995.

(4) Includes non-qualified stock options exercisable to purchase 5,000 shares of Common Stock at an exercise price of $3.25 per share and non-qualified stock options exercisable to purchase 10,000 shares of Common Stock at an exercise price of $3.50 per share, all of which were granted under the Formula Plan for outside Directors adopted by the Company in March, 1995.

(5) Includes incentive stock options exercisable to purchase 20,000 shares of Common Stock at an exercise price of $2.50 per share, incentive stock options exercisable to purchase 5,000 shares of Common Stock at an exercise price of $3.25 per share, and incentive stock options exercisable to purchase an additional 20,000 shares of Common Stock at an exercise price of $3.50. Does not include additional Incentive Stock Options exercisable to purchase an additional 5,000 shares of Common Stock at an exercise price of $3.50 per share which are not yet vested.


2.   ELECTION OF DIRECTORS.
     ---------------------

     Our Directors have nominated four (4) individuals for election to serve as Directors of the Company until our next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company. All of the nominees are currently Directors of the Company.

     Our Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. Unless authority is withheld, the proxies received by the Directors' nominees will be voted to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:


                                                          Director and/or
Name and Position                                            Executive
in the Company                              Age            Officer Since
--------------------------------           -----         -----------------

Sissel B. Greenberg                         39          Director since 1995
  President, Chief Executive                             Executive Officer
  Officer and Director                                      since 1994

William Nandor                              56                 1995
  Director

Jack Brandon                                69                 1996
  Director

Simona Katz Yuffa                           39                 1996
  Director

---------------------------

     SISSEL B. GREENBERG, President and Chief Executive Officer since July 1994 and a Director since March, 1995. From April, 1992 to July, 1994,
Ms. Greenberg was employed as Senior Financial Analyst in the investment banking department of Chatfield Dean & Company, a national broker/dealer based in Denver, Colorado. Her duties included evaluating companies for funding of equity capital, mergers and acquisition, workout plan analysis and preparation. Ms. Greenberg was actively involved in firm projects which raised in excess of $80,000,000 for small capitalization companies. From December, 1989 to April, 1992, Ms. Greenberg worked as a business consultant for small public companies in the areas of Financial Management and Strategic Planning. From November, 1987 to November, 1988, Ms. Greenberg worked as a senior supervisor of Leventhal and Horwath, a national accounting firm. From July, 1984 until August, 1987, Ms. Greenberg worked as an assistant CFO for Selmer Sande, A.S., a billion dollar international contracting company based in Oslo, Norway. Ms. Greenberg graduated from the University of Denver with a degree in Business Administration in March, 1982. Ms. Greenberg obtained her Masters in Business Administration from the University of Denver in March, 1983.

     WILLIAM NANDOR, Director. Mr. Nandor was originally retained by the Company in March, 1995, as a consultant to assist us with our search for new retail locations and other issues surrounding our strategic growth plans.
Mr. Nandor was named to our Board of Directors at this time. Mr. Nandor no longer performs consulting services for us; however, he remains as a director. From 1987 through 1990, Mr. Nandor was employed with Gymboree Corporation, first as Vice-President of Retailing and then as President and C.E.O. While with Gymboree, Mr. Nandor spearheaded its growth from a franchised play program for parents and kids into the retail specialty arena. Under him, the retail stores grew from inception to over 40 stores. From 1990 to 1993
Mr. Nandor served as President and C.O.O. of Impostors Copy Jewelry, Inc., and during 1993 and 1994 he served as Executive Vice-President and C.O.O. of S.S.R.S. Corporation, operator of Sesame Street Retail Stores. Under his leadership, Impostors grew from 50 retail stores to over 100 locations, and S.S.R.S. saw an increase in locations, comparable store sales and profits. In addition to the Company, Mr. Nandor currently serves as a member of the Board of Directors of Lisa's Tea Treasures, Inc., a San Jose, California wholesaler and retailer of high quality tea and other related products.

     JACK BRANDON, Director. Mr. Brandon has been a member of our Board of Directors since October 1996. From October, 1995, to February, 1996, Mr. Brandon consulted informally with the Company. Mr. Brandon was formally retained as a consultant to the Company in February, 1996. As a consultant, Mr. Brandon is actively involved with the Company's expansion and remodeling program. He has worked as a real estate, retail and construction consultant since 1995. From 1988 to 1995, Mr. Brandon served as Vice-President of Studio Development for Expressly Portraits, a large national portrait chain with locations in over 30 states. From 1980 to 1988, he served as Vice-President of Operations for Prints Plus, a mall-based national print and frame retailer with over 100 stores throughout the United States. From 1975 to 1980, he was Senior Vice-President of Atherton Industries, which operated over 200 retail clothing stores.

     SIMONA KATZ YUFFA, Director. Ms. Yuffa has been a member of our Board of Directors since October, 1996. Since April, 1996, Ms. Yuffa has been the Chief Financial Officer, Director and principal shareholder of Dazbog Coffee Company, a company which she formed and organized specializing in custom roasting and distribution of coffee equipment and accessories. Since 1990, she has also been a director and officer, and since 1992, controller, of Shoe Biz, Ltd., a retail western boot chain, where she is responsible for corporate operations and finance. From 1989 to 1992, Ms. Yuffa was controller of American Water Development, Inc., where she was involved with corporate finance and fund raising. From 1981 to 1989, she practiced as a Public Accountant, auditing publicly-held companies and specializing in litigation consulting. Ms. Yuffa graduated with high distinction from Colorado State University with a Bachelor of Science degree in Business Administration and received her license as a Certified Public Accountant in the State of Colorado in 1982 and practiced in that capacity until 1994.

     During the fiscal year ended January 25, 1998, six (6) meetings of our Board of Directors were held. Each meeting was attended by all of the Board members.

     During the fiscal year ended January 25, 1998, we did not have a standing Nominating Committee of the Board of Directors. However, during the fiscal year ended January 25, 1998, we did have standing Audit and Compensation Committees of the Board of Directors. The members of the Audit Committee were Simona Katz Yuffa and William Nandor. Members of the Audit Committee do not receive any additional compensation for their service as a member of that Committee. The Audit Committee is responsible for providing assurance that financial disclosures made by Management reasonably portray our financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of our independent public accountants, reviews our accounting policies and policy decisions, reviews our financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, reviews with Management the Management's Discussion and Analysis section of our Annual Report, reviews the letter of Management Representations given to our independent public accountants, meets privately with our independent public accountants to discuss all pertinent matters, and reports regularly to our Board of Directors regarding its activities. During the fiscal year ended January 25, 1998, one (1) meeting of the Audit Committee was held and was attended by all members.

     The Compensation Committee consisted of William Nandor and Simona Katz Yuffa. Members of the Compensation Committee do not receive any additional compensation for their service as a member of that Committee. The Compensation Committee is responsible for reviewing pertinent data and making recommendations with respect to compensation standards for our executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under our Incentive Stock Option Plan, and reporting regularly to the members of our Board of Directors with respect to its recommendations. During the fiscal year ended January 25, 1998, no meetings of the Compensation Committee were held.

     There were no family relationships among our Directors or persons nominated or chosen to become a Director. Likewise, there are no arrangements or understandings between any Director and any other person pursuant to which any Director was elected as such. The present term of office of each Director will expire at our next annual meeting of shareholders.

Other Executive Officers
------------------------

     TODD HUSS, Chief Financial Officer, Secretary, Treasurer. Mr. Huss has been our Chief Financial Officer since January, 1996 and Secretary / Treasurer since October, 1996. Prior to joining the Company, he served as the Chief Financial Officer for Gardenswartz Sportz, Inc., a privately-held corporation which owned and operated eight full service retail sporting goods stores in New Mexico and Texas. Mr. Huss graduated from California State University-Long Beach in 1984, with a Bachelor of Science degree in business administration and professional accounting, and subsequently worked for KPMG Peat Marwick in its Los Angeles, California, and Albuquerque, New Mexico offices until 1991. He received his license as a certified public accountant from California in 1987, and from New Mexico in 1990.

     Our executive officers are elected annually at the first meeting of our Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he is removed in the manner provided by our By-Laws.

Director Compensation
---------------------

     Directors who are also executive officers of the Company receive no additional compensation for their services as Directors. However, outside Directors are entitled to be reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as members of our Board of Directors.

     In March 1995, our Board of Directors adopted a Formula Plan for outside Directors. Pursuant to this Formula Plan, for each year of service as a member of our Board of Directors, outside Directors are each entitled to receive non-qualified stock options exercisable to purchase 5,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant. Pursuant to the Formula Plan, for the year ended December 31, 1994, we retroactively granted each of our outside directors 5,000 non-qualified stock options exercisable at $2.50 per share.

     In fiscal 1996, we granted options for a total of 25,000 shares to our outside directors under the Formula Plan. We also granted options for 12,000 shares to four (4) of our Directors (See "Certain Transactions") in return for their personal guarantee of our corporate office lease. These options are exercisable at a price of $2.50 per share and expire in 2001.

     During fiscal 1997 we issued, under the Formula Plan, additional options exercisable to purchase 5,000 shares of Common Stock at an exercise price of $3.25 per share to each of our outside directors.

     Effective fiscal 1998, we increased the options issuable to outside Directors under the Formula Plan to 10,000 for each Director. During fiscal 1998, we issued under the Formula Plan options exercisable to purchaser 10,000 shares of Common Stock at an exercise price of $3.50 per share to each of our outside directors.

Legal Proceedings
-----------------

     None of the foregoing Directors or executive officers has, during the past five years:

     (a) Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (b) Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

     (c) Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

     (d) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     From time-to-time we are involved in commercial disputes in the ordinary course of business with vendors, landlords and other parties which on occasion become the subject matter of litigation. At the present time we are not a party to any legal proceedings outside of the ordinary course of business or which would have a material adverse impact upon our operations or properties.

Certain Relationships and Related Transactions
----------------------------------------------

     PRIVATE OFFERING-INVESTOR GUARANTEES

     On September 30, 1995, we entered into an Investment Term Sheet ("ITS") with Redwood Microcap Fund, Inc. ("Redwood"), a former principal shareholder of the Company. Under the terms of the ITS, Redwood, and its affiliates, agreed to purchase up to 240,000 shares of our Common Stock at a price of $1.25 per share, representing aggregate maximum proceeds to the Company of $300,000 (the "Private Offering"). Further under the terms of the ITS, in consideration of their investment of the Company's Common Stock at $1.25 per share, investors in the Private Offering (the "Investors") severally agreed to subscribe for and purchase all Shares of the Company's Common Stock offered in a proposed rights offering which was never undertaken.

     In connection with the Private Offering, we sold an aggregate of 234,000 shares of Common Stock for aggregate net proceeds of $282,500. We utilized the proceeds of the Private Offering to open two new stores and to meet working capital requirements during the holiday season, the fourth quarter of 1995.

     LEASE GUARANTEE

     In April, 1996, we granted to four of our directors, non-qualified stock options exercisable to acquire 3,000 shares of our common stock, each, in exchange for each persons agreement to personally guarantee our office lease. The options are exercisable at a price of $2.50 per share and expire in 2001.

     STOCK REDEMPTION

     On December 27, 1996, we completed a bridge financing (the "Bridge Note Financing") consisting of $1,120,000 in Convertible Notes and 200,000 Class B Warrants, realizing net proceeds of $1,041,600. We used $624,325 of the net proceeds to redeem from certain former securityholders an aggregate of 189,180 shares of Common Stock and 32,500 Class C Warrants. The redemption consisted of all the equity securities of the Company owned by these former securityholders. We undertook this redemption in order to facilitate a secondary public offering of our securities which we successfully completed on April 25, 1997. The redemption was also undertaken to expedite our application to have our securities listed on NASDAQ. The price paid to these former securityholders in connection with this redemption was $3.25 per share of Common Stock and an aggregate redemption price of $10,000 for all 32,500 Class C Warrants.

     All transactions between the Company and our officers, Directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of our independent, disinterested Directors.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires any person who owns more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a) reports filed.

     Because we do not have a class of equity securities which is registered pursuant to Section 12 of the Exchange Act, no persons are required to file reports of ownership and changes in ownership with the SEC, or to provide us with copies of such reports.

Executive Compensation.
----------------------

     These tables and the associated discussions set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to our Chief Executive Officer ("CEO"), and our four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of our last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,0000.

                                                  TABLE 1
                                        SUMMARY COMPENSATION TABLE
                                                                       Long Term Compensation
                                                                 ----------------------------------
                                    Annual Compensation(1)              Awards           Payouts
                                  --------------------------     ---------------------   -------
                                                      Other                                         All
                                                     Annual      Restricted                        Other
Name and                                             Compen-        Stock                 LTIP    Compen-
Principal                         Salary    Bonus    sation       Award(s)    Options/   Payouts  sation
Position                 Year       ($)      ($)    ($)(1)(2)        ($)      SARs (3)     ($)      ($)
---------------         -------  --------   -----   ---------    ----------   --------   -------  ------

Sissel B.                 1998   $130,000     -0-     $5,768      $24,000       -0-        -0-      -0-
Greenberg,                1997   $ 90,000     -0-     $5,768        -0-       20,000       -0-      -0-
President                 1996   $ 76,750     -0-     $6,312      $ 4,500       -0-        -0-      -0-

------------------------------

(1) All of our executive officers participate in our group health insurance plan. However, no executive officer received perquisites and other personal benefits which, in the aggregate, exceeded the lesser of either $75,000 or 10% of the total of annual salary and bonus paid during the respective fiscal years.

(2) As of January 1, 1995, we assumed and agreed to pay a lease covering an automobile acquired for the use of our employees. The total monthly lease payment is $480.

(3) We have granted to Ms. Greenberg incentive stock options exercisable to purchase, in the aggregate, 85,000 shares of our Common Stock at a weighted average exercise price of $2.43 per share under our Stock Incentive Plan, all of which are fully vested as of the date of this Proxy Statement. Additionally, we granted to Ms. Greenberg non-qualified stock options exercisable to purchase 3,000 shares of Common Stock at an exercise price of $2.50 per share which were granted to Ms. Greenberg in return for her agreement to personally guarantee our corporate office lease.

     We currently have a written Employment Agreement with our President, Ms. Greenberg, that expires June 20, 1999. We do not have any key man life insurance covering any of our officers or employees.

     Employee Stock Purchase Plan
     ----------------------------
     On June 12, 1995, our shareholders ratified and approved a qualified Employee Stock Purchase Plan ("ESPP") pursuant to Section 423 of the Internal Revenue Code of 1986, as amended. Pursuant to the ESPP, we have been authorized to offer up to 20,000 shares per year, over a three-year term, or a total of 60,000 shares, to our employees. The ESPP includes certain restrictions which preclude participation by part-time employees and employees owning five percent (5%) or more of our Common Stock. The purchase price for the shares may not be less than eighty-five percent (85%) of the market value of the stock on either the Enrollment Date or the Exercise Date as those terms are defined in the ESPP. As of the date of this Proxy Statement, 167 shares of common stock have been issued under the ESPP. These shares were issued at a price of $2.975 per share.

     Stock Incentive Plan.
     --------------------
     On November 23, 1992, our Shareholders adopted a Stock Incentive Plan ("Plan") to commence in 1993. Pursuant to the Plan, stock options granted to eligible participants may take the form of Incentive Stock Options ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as ISO's (Non-Qualified Stock Options or "NQSO's"). An aggregate of 230,000 shares of common stock have been authorized to be issued under the Plan. As required by Section 422 of the Code, the aggregate fair market value of our Common Stock, with respect to those ISO's granted to an employee exercisable for the first time in any calendar year, may not exceed $100,000. The foregoing limitation does not apply to NQSO's. The exercise price of an ISO may not be less than 100% of the fair market value of the shares of our Common Stock on the date of grant. The exercise price of an NQSO may be set by the administrator, but must not be less than fair market value. An option is not transferable, except by will or the laws of descent and distribution. If the employment of an optionee terminates for any reason (other than for cause, or by reason of death, disability, or retirement), the optionee may exercise his options within a ninety (90) day period following such termination to the extent he was entitled to exercise the options at the date of termination. Either the Board of Directors (provided that a majority of Directors are "disinterested") can administer the Plan, or the Board of Directors may designate a committee comprised of Directors meeting certain requirements to administer the Plan. The Administrator will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of award and the terms and provisions relating to the exercise of the awards.

     As of the date of this Proxy Statement, incentive stock options to purchase 226,000 shares of Common Stock were outstanding and unexercised, having a weighted average exercise price of $2.76 per share. Of these incentive stock options, 50,000 are subject to future vesting.

     Officers of the Company do not receive any additional compensation for his services as a Director. We do not have any retirement, pension, profit sharing or insurance or medical reimbursement plans covering our Directors.

     The following tables set forth certain information concerning the granting and exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:

                                    TABLE 2
                          Option/SAR Grants for Last
                        Fiscal Year - Individual Grants

                          Number of   % of Total
                         Securities  Options/SARs
                         Underlying   Granted to     Exercise
                        Options/SARs Employees in     or Base    Expiration
       Name              Granted (#)  Fiscal Year  Price ($/Sh)     Date
----------------------  ------------ ------------  ------------  ----------

Sissel B. Greenberg          -0-         -0-%          $-0-          n/a

---------------------


                                    TABLE 3

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES
             ----------------------------------------------------
                                                              Value of
                                            Number of        Unexercised
                                           Unexercised      In-the-Money
                                          Options/SARs      Options/SARs
                                          at FY-End (#)   at FY-End ($) (1)
                 Shares        Value
               Acquired on   Realized      Exercisable      Exercisable/
Name          Exercise (#)      ($)      (Unexercisable)    Unexercisable
------------  ------------- -----------  ---------------  -----------------

Sissel B.          -0-         $-0-          73,000/            $-0-
Greenberg                                    15,000

------------------------------

(1) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.


3.   INCENTIVE STOCK OPTION PLAN - ADDITIONAL SHARES.
     -----------------------------------------------

     Our Board of Directors has determined that, in order to be able to provide additional incentive to our management employees, it is in the best interest of the Company and its stockholders that an additional 100,000 shares be authorized to be issued pursuant to the exercise of options granted under our Stock Incentive Plan. Section XVIII of the Plan, Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended, each require that any increase in the aggregate number of shares which may be issued under the Plan be approved by a majority of our stockholders at a regular or special meeting of the stockholders called for that purpose.

     For the reasons stated above, the Board of Directors recommends a vote FOR approval of the proposal to increase by 100,000 shares the total number of shares which may be issued pursuant to options granted under the Company's ISOP.


4.   REVERSE STOCK SPLIT
     -------------------

     Mechanics of Reverse Stock Split.
     --------------------------------
     We are seeking your authorization to undertake, at our discretion in the future, a one-for-two (1-for-2) Reverse Split of our outstanding shares of Common Stock and outstanding options, warrants and other rights convertible into shares of Common Stock. We request your approval to effect a Reverse Split of our securities at such time in the future as we may determine, in our sole discretion, to be in the best interest of the Company and its Shareholders. Once implemented, the Reverse Split would result in each holder of our Common Stock on the Record Date owning one share of Common Stock for every two shares of Common Stock they owned immediately before the Reverse Split, and outstanding options, warrants, and other convertible rights will become exercisable to purchase one-half the number of shares of Common Stock at an exercise price per share increased by a factor of two. Fractional shares, options and warrants will be rounded up to the nearest whole.

     If our Shareholders approve the Reverse Split as currently described, we will be authorized to implement the Reverse Split within the foregoing parameters if we chose to do so at any time and until such time as the authorization is revoked by a majority vote of our Shareholders at a future regular or special meeting of the Company's Shareholders. If and when implemented, we will cause our stock transfer agent to provide each Shareholder of record written notice of such implementation together with a description of the effect thereof.

     The Reverse Stock Split will not affect in any manner the rights and preferences of our shareholders. There will be no change in the voting rights, right to participate in stock or cash dividends, or rights upon the liquidation or dissolution of the Company of holders of Common Stock; nor will the Reverse Split affect in any manner the ability of our Shareholders to sell under Rule 144 or otherwise engage in market transactions in accordance with federal and state securities laws.

     The reverse stock split will also result in an automatic adjustment of any and all outstanding options, warrants and other rights exercisable or convertible into shares of our Common Stock. The adjustment will consist of an increase in the exercise price or conversion value per share by a factor of two and the number of shares issuable upon exercise or conversion will be reduced by one-half. For example, an option, warrant or other right exercisable or convertible into 1,000 shares of our Common Stock at an exercise price or conversion value of $1.00 per share immediately before implementation of the Reverse Split would be exercisable or convertible into 500 shares of our Common Stock at an exercise price or conversion value of $2.00 per share immediately after implementation of the Reverse Split. All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

     Reasons for Reverse Stock Split.
     -------------------------------
     We believe that approval of the Reverse Split is in the best interest of the Company and its shareholders for several reasons. First, as our Common Stock is listed on the NASDAQ SmallCap Market ("NASDAQ"), we must qualify for continued listing on NASDAQ under the NASDAQ maintenance criteria. The NASDAQ maintenance criteria include, among other things, the requirement that our Common Stock maintain a minimum bid price of $1.00 per share, and the requirement that the market value of our public float be at least $1,000,000. As of the date of this Proxy Statement we do not satisfy either of these criteria. As a result, it may be necessary to implement a reverse split of our Common Stock in order to meet the NASDAQ maintenance criteria and to ensure that our Common Stock will continue to qualify for listing on NASDAQ.

     Additionally, we believe that a Reverse Split, which will result in a higher per share trading price of our Common Stock, will enable us to attract additional interest in our Common Stock from the investment community, and particularly market-makers. Numerous broker-dealers and investment bankers require that a company's common stock have a minimum public trading price before those broker-dealers or investment bankers will agree to make a market in that security. As a result, we believe that the Reverse Split has the potential of improving the liquidity of the public market for our Common Stock.

     Votes Required.
     --------------
     Approval and adoption of the Reverse Split and amendment to the Articles of Incorporation will require the affirmative vote of a majority of the shares entitled to vote at the Meeting.

     Management Recommendation.
     -------------------------
     OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED REVERSE STOCK SPLIT AND AMENDMENT TO OUR ARTICLES OF INCORPORATION ARE IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.


5.   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
     ---------------------------------------

     Hein + Associates, CPA, served as our principal accountant for the fiscal year ended January 25, 1998 and is expected to be retained as our principal accountant for the fiscal year ending January 31, 1999. Representatives of Hein & Associates, CPA, are not expected to be present at the Annual Meeting of Shareholders. However, should representatives of Hein & Associates, CPA attend the Annual Meeting of Shareholders, these representatives will have an opportunity to make a statement if they so desire or to respond to appropriate questions.


6.   OTHER MATTERS
     -------------

     We are not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

     A copy of Form 10-KSB, the annual report we file with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing. Requests should be sent to our corporate offices at the address noted on this Proxy Statement.


                                PREMIER CONCEPTS, INC.



                                By:
                                    -------------------------------------
                                    Todd Huss, Secretary


                              1999 ANNUAL MEETING

     No definitive date for the Annual Meeting of Shareholders in 1999 has been established. Qualifying shareholders may submit proposals that are consistent with our By-laws and federal securities laws to us for inclusion in our proxy material relating to the 1999 Annual Meeting. We must receive all proposals at our business address (set forth at the beginning of this Proxy Statement) no later than January 31, 1999.

                            PREMIER CONCEPTS, INC.

                   PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints Sissel B. Greenberg or Todd Huss (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Premier Concepts, Inc. (the "Company") to be held at 3033 South Parker Road, Suite 120, Aurora, Colorado 80014, on January 21, 1999 at 10:00 o'clock a.m. Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

(1)  FOR __________     WITHHOLD AUTHORITY __________

     To elect all of the nominees listed below:

     Sissel B. Greenberg, William Nandor, Jack Brandon, and Simona Katz Yuffa

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

     ____________________________________________________________

(2)  FOR __________     AGAINST __________     ABSTAIN __________

     To increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's Incentive Stock Option Plan by an additional 100,000 shares.

(3)  FOR __________     AGAINST __________     ABSTAIN __________

     To adopt and approve a one-for-two (1-for-2) reverse split of the issued and outstanding shares of the Company's Common Stock, and issued and outstanding options, warrants and other rights convertible into shares of Company Common Stock, at the Company's discretion in the future and subject to the Company's determination.

(4)  Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3, AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

Date ______________________________, 199____


__________________________________________________
Name (please type or print)


__________________________________________________
Signature


__________________________________________________
Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.